Exhibit 99.02



                                       FORM OF
                          NOTICE OF GUARANTEED DELIVERY FOR
                                 TRAVELERS GROUP INC.

               This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Travelers Group Inc. (the
          "Company") made pursuant to the Prospectus, dated      , 1996
                                                            ----
          (the "Prospectus") if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

          TO: The Bank of New York, the Exchange Agent


           By Mail:                                 By Hand or Overnight
           The Bank of New York                     Delivery:
           101 Barclay Street (7 East)              The Bank of New York
           Reorganization Section                   101 Barclay Street (7 East)
           New York, NY  10286                      Reorganization Section
           Attention: Robert Miller                 Corporate Trust Services
                                                      Window
                                                    New York, NY 10286
                                                    Attention:  Robert Miller

                                    By Facsimile:
                                    (212) 571-3080

                                Confirm by Telephone:
                                    (212) 815-6331

          Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

          Ladies and Gentlemen:

               Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer-How to Tender" section of the Prospectus.

          Principal Amount of Notes Tendered:

          $
            -----------------------------------

          If Notes will be delivered by
          book-entry transfer to The Depository
          Trust Company, provide account number.

          Account Number
                         -------------------

___________________________________________________________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
___________________________________________________________

                    PLEASE SIGN HERE


X...................................................

X...................................................
  Signature of Owner                       Date
  or Authorized Signatory

         Area Code and Telephone Number
 ...............................................

 Must be signed by the holder(s) of Notes as their name(s) appear(s) on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed
 Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

         (Please print name(s) and address(es))

      Name(s):
      .....................................................
      .....................................................
      .....................................................

      Capacity:
      .....................................................
      .....................................................
      .....................................................

      Address(es):
      .....................................................
      .....................................................
      .....................................................


                       GUARANTEE

 The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in United States, hereby guarantees timely confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-How to Tender" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.





 ................................          ................................
     Name of Firm                               Authorized Signature

 ................................          ................................
     Address                                          Title

 ................................     Name ................................
     Zip Code                                   (Please Type or Print)

Area Code and Tel. No...........     Dated: ..............................